UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2023

Karat Packaging Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40336	83-2237832
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6185 Kimball Avenue, Chino, CA 91708

(Address of principal executive offices) (Zip Code)

(626) 965-8882

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 7, 2023, Karat Packaging Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Lake Street Capital Markets, LLC, as the underwriter (the “Underwriter”), relating to the secondary offering of 1,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) by certain selling stockholders, at a public offering price of $21.00 per share (the “Offering”). Under the terms of the Underwriting Agreement, a selling stockholder granted the Underwriter a 30-day option to purchase up to an additional 150,000 shares of Common Stock from such selling stockholder. The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-268397) (the “Registration Statement”), which became effective on November 28, 2022, including the related prospectus, dated November 28, 2022, as supplemented by the prospectus supplement dated September 7, 2023. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Underwriting Agreement.

A copy of the legal opinion relating to the legality of the offer and sale of Common Stock in the Offering is attached hereto as Exhibit 5.1 and is incorporated by reference into the Registration Statement.

Item 8.01. Other Events.

On September 7, 2023, the Company issued press releases announcing the commencement of the secondary offering and the pricing of the secondary offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
1.1	Underwriting Agreement dated September 7, 2023, among the Company, the Selling Stockholders and Lake Street Capital Markets, LLC, as the underwriter.
5.1	Opinion of Akerman LLP.
23.1	Consent of Akerman LLP (included in Exhibit 5.1).
99.1	Press Release dated September 7, 2023, announcing the commencement of the secondary offering.
99.2	Press Release dated September 7, 2023, announcing the pricing of the secondary offering.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2023	KARAT PACKAGING INC.

	By:	/s/ Jian Guo
Jian Guo
Chief Financial Officer

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